SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - Not applicable
                        (Date of Earliest Event Reported)


                                  BRUNO'S, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-6544


             Alabama                                         63-0411801
             -------                                         ----------
    (State of Incorporation)                              (I.R.S. Employer
                                                         Identification No.)



     800 Lakeshore Parkway
      Birmingham, Alabama                                     35211
     (Address of principal                                 (Zip Code)
       executive offices)


Registrant's telephone number, including area code:  (205) 940-9400



NYFS10...:\80\56880\0003\1187\FRM2048K.02C
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Item 5.     Other Events

            Bruno's Inc., an Alabama corporation (the "Registrant"), has entered into the First Amendment dated as of March 5, 1998 to the Revolving Credit and

Guaranty Agreement with The Chase Manhattan Bank ("Chase"), as agent for itself and any other lenders party thereto (the "Credit Agreement"), and certain of the

Registrant's subsidiaries set forth therein, as guarantors (collectively, the

"Guarantors"), pursuant to which: (i) all amounts owed by the Registrant and the

Guarantors for certain inventory received by the Registrant and the Guarantors from certain vendors will be secured on a pari passu basis with the liens granted to Chase and the other lenders party to the Credit Agreement with respect to the obligations of the Registrant and the Guarantors under the Credit

Agreement; (ii) the definition of "Borrowing Base" set forth therein has been amended to set forth such definition with greater specificity; (iii) certain interest rates on the loans and fees permitted thereunder have been reduced; and

(iv) other amendments relating to the foregoing have been made, including, but not limited to, the addition of new defined terms relating to reserves, eligible inventory and the claims of the vendors referred to in clause (i) above.






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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


      (c)   Exhibits.

            10.49 Revolving Credit and Guaranty Agreement dated as of February 2, 1998 among the Registrant, the Guarantors, the financial institutions party thereto and Chase (corrected copy refiled).

            10.51 First Amendment dated as of March 5, 1998 to the Revolving Credit and Guaranty Agreement dated as of February 2, 1998 among the Registrant, the Guarantors, the financial institutions party thereto and Chase.






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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BRUNO'S, INC.

                                   By: /s/ Walter M. Grant
                                      -----------------------------------------
                                      Walter M. Grant
                                      Senior Vice President and General Counsel



March 26, 1998







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
                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------

10.49 Revolving Credit and Guaranty Agreement dated as of February 2, 1998 among the Registrant, the Guarantors, the financial institutions party thereto and Chase (corrected copy refiled).

10.51 First Amendment dated as of March 5, 1998 to the Revolving Credit and Guaranty Agreement dated as of February 2, 1998 among the Registrant, the Guarantors, the financial institutions party thereto and Chase.











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